LegalZoom Announces Acquisition of Formation Nation to Accelerate Go-To-Market Strategy and Expand Portfolio of Small Business Solutions

Announces preliminary Q4 and full year 2024 financial results at high end of outlook range

Formation Nation’s best-in-class customer service combined with LegalZoom’s leading technology platform will deliver increased value to small business customers

MOUNTAIN VIEW, Calif., February 10, 2025 -- LegalZoom (Nasdaq:LZ), a leading online platform for legal services, is pleased to announce it has acquired Formation Nation, a small business services company. Formation Nation provides services ranging from white-glove business formation and compliance offerings under its “Nevada Corporate Headquarters” (NCH) business to low-cost business formations under its flagship “Inc Authority” brand. LegalZoom’s technology driven legal and compliance solutions, alongside Formation Nation’s deep roots in customer support, will enable the combined company to deliver extraordinary service across their complementary portfolios of small business products and partnerships.

This acquisition accelerates LegalZoom’s strategy of attracting higher value customers by leveraging Formation Nation’s best-in-class customer service teams. Formation Nation will further differentiate the LegalZoom brand as a premium business formation advisor by expanding LegalZoom’s consultative service and support capabilities and enhancing the customer education experience. With this acquisition, LegalZoom will benefit from the immediate onboarding of over 140 seasoned small business service experts.

The Formation Nation acquisition also supports LegalZoom’s customer segmentation strategy. LegalZoom will leverage Formation Nation’s “Inc Authority” brand, which provides business formation offerings at a lower priced alternative, to service customers seeking “do-it-yourself” solutions, ensuring the appropriate level of service across its customer base and reserving the LegalZoom brand for more premium offerings.

“With industry leading TrustPilot scores of 4.9 (Inc Authority) and 5.0 (NCH) out of 5.0, the addition of Formation Nation will further distinguish LegalZoom as an industry leader focused on quality,” commented Jeff Stibel, Chairman and CEO of LegalZoom. "Under the thirty plus year leadership of Formation Nation CEO Cort Christie, Inc Authority President Trevor Rowley and NCH President Raymond Marin, the company has built a strong culture of excellence centered around customer service. We are thrilled to partner with the entire team and unite our cultures of service and technology to create an even stronger LegalZoom.”

“We look forward to extending our high-touch service model and complementary portfolio of products to LegalZoom customers,” said Cort Christie, Chief Executive Officer and Founder of Formation Nation. “At the same time, this transaction will enable Formation Nation’s service model to benefit from LegalZoom’s robust technology platform and provide deeper value to our customers through LegalZoom’s complementary ecosystem of legal and business services. We are honored to join forces with an industry leader to power more small businesses across the U.S.”

The Formation Nation transaction closed on February 10, 2025 and, inclusive of synergies, is expected to positively contribute to Adjusted EBITDA and be accretive to Adjusted Earnings per Share in the first year of the acquisition. Under the terms of the transaction, LegalZoom acquired Formation Nation for $49.3 million in cash upfront and approximately 2.2 million restricted shares of the Company’s common stock, which are subject to lockup and voting agreements. An additional $15.4 million in cash is subject to a one-year holdback and customary adjustments.

For additional details regarding the transaction please refer to the Current Report on Form 8-K that will be filed with the Securities and Exchange Commission today.

LegalZoom is scheduled to report fourth quarter and full year 2024 earnings results and hold a conference call on Wednesday, February 26, 2025. During this call, LegalZoom will share additional details on the strategic benefits of the acquisition and provide the Company’s financial outlook for 2025.

Preliminary Fourth Quarter and Full Year 2024 Financial Results

In conjunction with this announcement, LegalZoom is disclosing certain preliminary financial information for the quarter and year ended December 31, 2024. Based on preliminary unaudited information, the Company estimates the following financial results for the quarter and year ended December 31, 2024:

Quarter ended December 31, 2024:

•    Revenue of approximately $161.7 million.
•    Net income of approximately $12.9 million.
•    Adjusted EBITDA of approximately $44.2 million.
•    Cash flow provided by operating activities of approximately $42.6 million.
•    Free cash flow of approximately $35.9 million.

Year ended December 31, 2024:

•    Revenue of approximately $681.9 million.
•    Net income of approximately $30.0 million.
•    Adjusted EBITDA of approximately $148.1 million.
•    Cash flow provided by operating activities of approximately $135.6 million.
•    Free cash flow of approximately $99.9 million.

The preliminary financial information set forth above for the quarter and year ended December 31, 2024 reflects preliminary, unaudited estimates with respect to such results based solely on currently available information, which is subject to change. The Company has not completed its normal quarterly and year-end closing procedures for the quarter and year ended December 31, 2024 and there can be no assurance that final results for the quarter and year-end will not differ from the preliminary estimated results included herein, including as a result of year-end closing procedures adjustments. Moreover, preliminary and estimated financial information set forth above should not be viewed as a substitute for the financial information to be filed with the Securities and Exchange Commission in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 once it becomes available.

Non-GAAP Financial Measures

This press release includes Adjusted EBITDA and free cash flow, both of which are non-GAAP measures. These non-GAAP financial measures, which may be different from similarly titled measures used by other companies, are presented to enhance investors’ overall understanding of the Company’s financial performance and liquidity and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company believes that these non-GAAP financial measures provide useful information about its financial performance and liquidity, enhance the overall understanding of its past performance and future prospects and allow for greater transparency with respect to important measures used by the Company’s management for financial and operational decision-making. The Company is presenting these non-GAAP measures to assist investors in seeing its preliminary and estimated financial performance using a management view and because the Company believes that these measures provide an additional tool for investors to use in comparing the Company’s core financial performance over multiple periods with other companies in its industry.

The Company defines Adjusted EBITDA as net income (loss) adjusted to exclude interest expense, interest income, provision for (benefit from) income taxes, depreciation and amortization, other expense (income), net, stock-based compensation, impairment of goodwill, long-lived and other assets, legal expenses, restructuring expenses, transaction-related expenses and certain non-recurring income and expenses from time to time. The Company’s Adjusted EBITDA financial measure differs from GAAP in that it excludes certain items of income and expense. The Company defines Adjusted EBITDA margin as Adjusted EBITDA as a percentage of revenue.

Adjusted EBITDA is one of the primary performance measures used by the Company’s management and its board of directors to understand and evaluate its financial performance and operating trends, including period-to-period comparisons, prepare and approve the Company’s annual budget, develop short and long-term operational plans and determine appropriate compensation plans for employees. Accordingly, the Company believes that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating the Company’s results of operations in the same manner as its management team and board of directors. In assessing its performance, the Company excludes certain expenses that it believes are not comparable period over period or that it believes are not indicative of its underlying operating performance. Adjusted EBITDA should not be considered in isolation of, or as an alternative to, measures prepared and presented in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA rather than net income, which is the nearest GAAP equivalent of Adjusted EBITDA. Some of these limitations include that the non-GAAP financial measure:

•    may be calculated differently by other companies in the Company’s industry, limiting its usefulness as a comparative measure;
•    does not reflect the Company’s capital expenditures, future requirements for capital expenditures or contractual commitments;
•    excludes depreciation and amortization and, although these are non-cash expenses, the assets being depreciated may be replaced in the future;
•    does not reflect changes in, or cash requirements for, working capital needs;
•    excludes stock-based compensation expense, which has been, and will continue to be, a significant recurring expense for the Company’s business and an important part of its compensation strategy; and
•    does not reflect certain other expenses that the Company does not consider representative of its underlying operating performance, but that reduce cash available.

Free cash flow is a liquidity measure used by management in evaluating the cash generated by operations after purchases of property and equipment including capitalized internal-use software. The Company considers free cash flow to be an important measure because it provides useful information to management and investors about the amount of cash generated by the Company’s business that can be used for strategic opportunities, including investing in the business and strengthening the balance sheet. Once the Company’s business needs and obligations are met, cash can be used to maintain a strong balance sheet and invest in future growth. The usefulness of free cash flow as an analytical tool has limitations because it excludes certain items that are settled in cash, does not represent residual cash flow available for discretionary expenses, does not reflect future contractual commitments, and may be calculated differently by other companies in the Company’s industry. Accordingly, it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures, such as net cash used in or provided by operating activities.
Non-GAAP Reconciliations
Preliminary Adjusted EBITDA and Preliminary Adjusted EBITDA Margin

The following tables present reconciliations of preliminary net income to preliminary Adjusted EBITDA for the quarter and year ended December 31, 2024 (preliminary; unaudited):

	Three months ended December 31,	Twelve months ended December 31,
	2024	2024
	(in thousands, except percentages)
Reconciliation of preliminary net income to preliminary Adjusted EBITDA
Net income	$ 12,854	$ 29,963
Interest expense	201	446
Interest income	(1,303)	(7,850)
(Benefit from) Provision for income taxes	(388)	13,120
Depreciation and amortization	9,636	34,927
Other expense (income), net	1,747	(98)
Stock-based compensation	22,024	71,510
Restructuring costs(1)	(567)	6,096
Adjusted EBITDA	$ 44,204	$ 148,114
Net income margin	8%	4%
Adjusted EBITDA margin	27%	22%
(1)     Restructuring costs related to the reduction of the Company’s global workforce, which include salary and benefits for impacted employees.
Free Cash Flow
The following tables present reconciliations of preliminary net cash provided by operating activities to preliminary free cash flow each for the quarter and year ended December 31, 2024 (preliminary; unaudited):

	Three months ended December 31,	Twelve months ended December 31,
	2024	2024
	(in thousands)
Reconciliation of preliminary net cash provided by operating activities to preliminary free cash flow
Net cash provided by operating activities	42,586	135,639
Purchase of property and equipment	(6,707)	(35,696)
Total free cash flow	$ 35,879	$ 99,943

Forward-Looking Statements

This press release contains forward-looking statements. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts contained in this press release may be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Forward-looking statements contained in this press release include, but are not limited to, the Company’s estimated preliminary unaudited fourth quarter and full year 2024 results, the anticipated benefits of the acquisition, and the expected synergies from the acquisition.

The forward-looking statements in this press release are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to, the effect of the acquisition on the Company’s operating results and business; the Company’s ability to retain key personnel due to the acquisition; the Company’s ability to maintain relationships with customers, strategic partners and other business partners; risks that the acquisition disrupts current plans and operations; the Company’s ability to successfully integrate Formation Nation’s operations into its existing operations; diversion of management’s time on the integration of Formation Nation; the Company’s ability to execute on its business strategies relating to the acquisition and realize expected benefits and synergies; the Company’s ability to compete effectively, including in response to actions its competitors may take following the acquisition; the completion of the Company’s audit, final adjustments, and other developments that may arise in the course of audit and review procedures; and other factors discussed in the section titled “Risk Factors” included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 filed with the Securities and Exchange Commission on November 6, 2024, as well as any factors contained in the Company’s subsequent filings with the Securities and Exchange Commission. The forward-looking statements in this press release are based upon information available to the Company as of the date of this press release, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and the Company’s statements should not be read to indicate that it has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

You should read this press release with the understanding that the Company’s actual future results, levels of activity, performance and achievements may be materially different from what it expects. The Company qualifies all of its forward-looking statements by these cautionary statements. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events or otherwise.

About LegalZoom

LegalZoom is a leading online platform for business formation in the United States. Driven by a mission to unleash entrepreneurship, LegalZoom delivers comprehensive legal and compliance products and expertise for small business owners through easy-to-use technology. From free business formations to business management solutions and professional advisory services, LegalZoom supports millions of small business owners and their families throughout the entrepreneurial journey. Founded on the belief that everyone should have affordable access to legal and financial expertise, LegalZoom empowers entrepreneurs to make their dream a reality. For more information, please visit www.legalzoom.com.

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